FIRST AMENDMENT TO FINANCING AND SECURITY AGREEMENT


     THIS  FIRST  AMENDMENT TO FINANCING AND  SECURITY  AGREEMENT

(this "Agreement") is made as of the 6th day of October, 1997  by and  ARGUSS  HOLDINGS,  INC., a Delaware corporation  ("Arguss"),

WHITE  MOUNTAIN CABLE CONSTRUCTION CORP., a Delaware  corporation

("White  Mountain"),  CONCEPTRONIC, INC., a Delaware  corporation

("Conceptronic";  together with Arguss and  White  Mountain,  the

"Borrowers"  and  each  a "Borrower")  and NATIONSBANK,  N.A.,  a national  banking  association, its successors and  assigns  (the

"Lender").

                            RECITALS

     A.    The  Lender  has made certain loans available  to  the

Borrowers  consisting of  (i) a term loan to White  Mountain  and

Arguss  (the "White Mountain Borrowers")  in the principal amount of Four Million and No/100 Dollars ($4,000,000.00) (the "Facility

1  Loan") to be used to refinance existing debt, (ii) a  line  of credit  in  favor of the White Mountain Borrowers in the  maximum principal  amount  of  Three Million Five  Hundred  Thousand  and

No/100 Dollars ($3,500,000.00) (the "Facility 2 Loan") to be used to finance capital expenditures; (iii) a revolving line of credit in favor of the White Mountain Borrowers in the maximum principal amount  of  Three  Million and No/100 Dollars ($3,000,000.00)(the

"Facility 3 Loan") to be used to for working capital;  and (iv) a credit  facility  in  the  amount of  One  Million  Five  Hundred

Thousand  and  No/100 Dollars ($1,500,000.00)  (the  "Facility  4

Loan")  to Arguss and Conceptronic (the "Conceptronic Borrowers")

to be used for working capital.

     B.    The  Loans are governed by that certain Financing  and

Security  Agreement  by and among the Borrowers  and  the  Lender dated September 11, 1997(the Financing and Security Agreement, as

amended  from time to time is hereinafter called, the  "Financing

Agreement").

     C.    All  capitalized terms used herein and  not  otherwise

defined  shall  have  the meanings given to  such  terms  in  the

Financing Agreement.

     D.    The  White  Mountain Borrowers have  entered  into  an

Agreement  and  Plan  of  Merger   (together  with  any  and  all

amendments,  modifications, and supplements thereto, restatements thereof,  and  substitutes therefor, the  "Purchase  Agreement"),

with the stockholders of Rite Cable Construction, Inc., a Florida corporation ("Rite Cable"), pursuant to which, White Cable  will,

among other things, acquire all of the outstanding stock of  Rite

Cable  and  merge Rite Cable with White Mountain, so  that  White

Mountain  is  the sole surviving corporate entity (the  "Purchase

Transaction")  and the Borrowers have requested that  the  Lender increase  the principal amount of the Facility 1 Loan  from  Four

Million  and  No/100 Dollars ($4,000,000.00) to Four Million  Two

Hundred  Fifty  Thousand and No/100 Dollars  ($4,250,000.00)  and

increase  the  Facility  3  Loan from Three  Million  and  No/100

Dollars  ($3,000,000.00)  to  Four  Million  and  No/100  Dollars

($4,000,000.00)  to  finance  the Purchase  Transaction  and  the

Lender  has  agreed, on the condition, among  others,  that  this

Agreement be executed and delivered by the Borrower.

     NOW, THEREFORE, in consideration of the premises, the mutual

agreements   herein  contained,  and  other  good  and   valuable

consideration,  the receipt and sufficiency of which  are  hereby acknowledged,  the  Borrower  and  the  Lender  hereby  agree  as follows:

     1.    Recitals.   The parties hereto acknowledge  and  agree

that  the above Recitals are true and correct in all respect  and that  the same are incorporated herein and made a part hereof  by reference.

     2.    Facility  1  Loan.  From and after the effective  date

hereof, Section 2.01(a) of the Financing Agreement is amended and restated in its entirety as follows:

          Section 2.01 The Facility 1 Loan. (a)The Lender agrees to lend to the White Mountain Borrowers and the White Mountain Borrowers agree to borrow from the Lender the principal sum of Four Million Two Hundred Fifty Thousand and No/100 Dollars ($4,250,000.00) (the "Facility 1 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the Facility 1 Loan shall be evidenced by the White Mountain Borrowers' Promissory Note dated September 11, 1997, as increased, amended and restated in its entirety by that certain Amended and Restated Replacement Promissory Note dated October 6, 1997 from the White Mountain Borrowers in favor of the Lender (the "Facility 1 Note") payable to the Lender in the form attached hereto as EXHIBIT A-1. The Facility 1 Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 1 Note.

     3.    Facility  3  Loan.  From and after the effective  date

hereof, Section 2.03(a) of the Financing Agreement is amended and restated in its entirety as follows:

          SECTION 2.03 The Facility 3 Loan. (a)The Lender agrees to lend to the White Mountain Borrowers on a revolving basis from time to time the maximum principal amount of Four Million and No/100 Dollars ($4,000,000.00) (the "Facility 3 Loan"). The joint and several obligation of the White Mountain Borrowers to repay the advances under the Facility 3 Loan shall be evidenced by the White Mountain Borrowers' Facility 3 Note dated September 11, 1997, as increased, amended and restated in its entirety by that certain Amended and Restated Revolving Promissory Note dated October 6, 1997 from the White Mountain Borrowers in favor of the Lender (the "Facility 3 Note") payable to the Lender in the form attached hereto as EXHIBIT A-4. The Facility 3 Note shall bear interest and shall be repaid by the White Mountain Borrowers in the manner and at the times set forth in the Facility 3 Note.

     4.    Grant  of  Security Interest.  White  Mountain  hereby

assigns,  pledges and grants to the Lender, and agrees  that  the

Lender  shall  have a perfected and continuing security  interest in,  and  lien on, all assets of Rite Cable's acquired  by  White

Mountain,  including, without limitation:  (a) Accounts,  chattel paper, Equipment, General Intangibles, Motor Vehicles, documents,

instruments and Inventory, Leases (whether or not designated with initial  capital  letters), as those (whether or  not  designated with initial capital letters), as those terms are defined in  the

Uniform Commercial Code as presently adopted and in effect in the

State  and  shall  also cover, without limitation,  any  and  all property specifically included in those respective terms in  this

Agreement or in the Financing Documents;  (b) returned,  rejected or repossessed goods, the sale or lease of which shall have given or  shall give rise to an Account or Chattel Paper; (c) insurance policies  relating  to the foregoing; (d) books  and  records  in whatever  media  (paper,  electronic or  otherwise)  recorded  or stored,  with  respect  to the foregoing and  all  Equipment  and

General  Intangibles necessary or beneficial  to  retain,  access and/or  process  the  information contained in  those  books  and records; and (e) cash and non-cash proceeds and products  of  the foregoing.

     5.       Solvency.   The Borrowers represent that  the  fair

saleable  value  of  each Borrower's assets  (including  goodwill

minus   disposition  costs)  exceeds  the  fair  value   of   its

liabilities; no Borrower is left with unreasonably small  capital after  the transactions contemplated by this Agreement; and  each

Borrower is able to pay its debts (including trade debts) as they mature.

     6.    Replacement  Notes.   EXHIBITS  A-1  and  A-3  to  the

Financing  Agreement  are being replaced in their  entirety  with

EXHIBITS  A-1  and  A-3  attached  hereto.   The  White  Mountain

Borrowers  shall execute and deliver to the Lender  on  the  date hereof  their Amended and Restated Revolving Promissory  Note  in the  form of EXHIBIT A-3 attached hereto and incorporated  herein by  reference  (the  "Replacement Facility  3  Note")  and  their

Amended and Restated Replacement Term Promissory Note in the form of  EXHIBIT  A-1  attached  hereto  and  incorporated  herein  by reference (the "Replacement Facility 1 Note") in substitution for and  not  satisfaction of, the issued and outstanding Facility  3

Note  and  Facility 1 Note; and the Replacement Facility  1  Note

shall  be the "Facility 1 Note" for all purposes of the Financing

Documents  and  the  Replacement Facility 3  Note  shall  be  the

"Facility  3  Note" for all purposes of the Financing  Documents.

The  Notes being substituted pursuant to this Agreement shall  be marked  "Replaced"  and returned to the White Mountain  Borrowers promptly  after  the  execution and delivery of  the  Replacement

Facility 1 Note and Replacement Facility 3 Note  to the Lender.

     7.    Conditions  Precedent.  This  Agreement  shall  become

effective   on  the  date  the  Lender  receives  the   following

documents,  each  of  which  shall be satisfactory  in  form  and substance to the Lender:

          (a)    The  Replacement  Facility  1  Note  issued  and

delivered by the White Mountain Borrowers in the form of  EXHIBIT

A-1 attached hereto and incorporated herein by reference, payable to  the  order of the Lender in the maximum principal  amount  of

Four  Million  Dollars  Two  Hundred Fifty  Thousand  and  No/100

($4,000,000.00);

          (b)    The  Replacement  Facility  3  Note  issued  and

delivered by the White Mountain Borrowers in the form of  EXHIBIT

A-3 attached hereto and incorporated herein by reference, payable to  the  order of the Lender in the maximum principal  amount  of

Four Million and no/100 Dollars ($4,000,000.00);

           (c)        All  documents and instruments  (including,

without  limitation, UCC-1 and UCC-3 statements) required  to  be filed, registered or recorded in order to create, in favor of the

Lender, a perfected Lien in the Collateral (subject only  to  the

Permitted  Liens)  in form and in sufficient number  for  filing,

registration,  and recording in each office in each  jurisdiction

in   which  such  filings,  registrations  and  recordations  are required, and (b) delivered such evidence as the Lender may  deem satisfactory that all necessary filing fees and all recording and other  similar fees, and all Taxes and other expenses related  to such  filings, registrations and recordings will be or have  been paid in full.

          (d)   A  true correct and complete copy of the Purchase

Agreement  and  any  and  all  other  agreements,  documents   or

instruments, previously, now or hereafter executed and  delivered by  the  Borrower,  or  any other Person in connection  with  the

Purchase   Agreement   Transaction   (the   "Purchase   Agreement

Documents"), together with a certificate signed by the  Borrowers certifying that the Purchase Agreement Documents furnished to the

Lender  are  true,  correct, in full force  and  effect  and  the provisions thereof have not been in any way modified, amended  or waived.

          (e)  True and complete copies of the Articles of Merger

between Rite Cable and White Mountain.

          (f)  The favorable opinion of counsel for the Borrowers

satisfactory to the Lender.

          (g)   Such  other  information, instruments,  opinions,

documents,  certificates  and reports  as  the  Lender  may  deem necessary.

      8.    Counterparts.  This Agreement may be executed in  any

number  of  duplicate originals or counterparts,  each  of  which duplicate  original  or counterpart shall  be  deemed  to  be  an original and all taken together shall constitute one and the same instrument.

     9.     Financing  Documents;  Governing  Law;   Etc.    This

Agreement  is  one  of  the Financing Documents  defined  in  the

Financing  Agreement  and  shall be  governed  and  construed  in accordance  with the laws of the State of Maryland. The  headings and  captions  in this Agreement are for the convenience  of  the parties only and are not a part of this Agreement.

     10.   Acknowledgments.  The Borrowers hereby confirm to  the

Lender  the enforceability and validity of each of the  Financing

Documents.   In  addition,  the Borrowers  hereby  agree  to  the

execution  and  delivery  of this Agreement  and  the  terms  and provisions,  covenants or agreements contained in this  Agreement shall not in any manner release, impair, lessen, modify, waive or otherwise  limit the liability and obligations of  the  Borrowers under  the  terms  of any of the Financing Documents,  except  as

otherwise   specifically  set  forth  in  this  Agreement.    The

Borrowers  issue, remake, ratify and confirm the representations,

warranties  and  covenants contained in the Financing  Documents.

Nothing  in this Agreement shall be deemed to waive any  defaults existing  under  any of the Financing Documents as  of  the  date hereof.

     11.  Modifications.  This Agreement may not be supplemented,

changed,  waived,  discharged, terminated, modified  or  amended,

except by written instrument executed by the parties.

     IN  WITNESS WHEREOF, the parties have caused this  Agreement to  be  executed and delivered under seal by the duly  authorized representatives as of the date and year first written above.

WITNESS/ATTEST:                         ARGUSS HOLDINGS, INC.


__________________________
By:_____________________________(SEAL)
                                         Arthur F. Trudel
                                         Chief Financial Officer


WITNESS/ATTEST:                                             WHITE
                                   MOUNTAIN   CABLE  CONSTRUCTION
                                   CORP.


__________________________
By:_____________________________(SEAL)
                                        Arthur F. Trudel
                                         Vice President


WITNESS/ATTEST:                         CONCEPTRONIC, INC.


__________________________
By:_____________________________(SEAL)
                                         Arthur F. Trudel
                                         Vice President

WITNESS:                           NATIONSBANK, N.A.


__________________________
By:_____________________________(SEAL)
                                         Paul A. Broni
                                         Assistant Vice President


                      AMENDED AND RESTATED
                REPLACEMENT TERM PROMISSORY NOTE


$4,250,000                                             Rockville,
Maryland
                                                  October 6, 1997

     FOR  VALUE  RECEIVED, ARGUSS HOLDINGS, INC.,  a  corporation organized  under  the  laws of the State of  Delaware  and  WHITE

MOUNTAIN CABLE CONSTRUCTION CORP., a corporation organized  under the  laws of the State of Delaware (collectively, the "Borrowers"

and each a "Borrower"), jointly and severally, promise to pay  to the  order  of NATIONSBANK, N.A., a national banking association,

its  successors and assigns (the "Lender"), the principal sum  of

Four  Million  Two  Hundred  Fifty Thousand  and  No/100  Dollars

($4,250,000)  (the  "Principal  Sum"),  together  with   interest

thereon  at the rate or rates hereinafter provided, in accordance with the following:

     1.    Interest.    Commencing as  of  the  date  hereof  and

continuing until repayment in full of all sums due hereunder, all amounts  outstanding hereunder shall bear interest at  the  LIBOR

Rate  (as  hereinafter defined), plus one hundred and sixty  five basis  points (1.49%) rounded upward to the nearest basis  point.

For  purposes  hereof, the "LIBOR Rate" shall mean a  fluctuating rate  equal to the daily London Interbank Offered Rate for thirty

(30)  days  U.S. Dollar deposits as quoted by the  Lender  as  of

11:00 A.M. (Washington, D.C., time), which rate shall be adjusted for  any Federal Reserve Board reserve requirements imposed  upon the  Lender  from time to time (the "LIBOR Rate").  The  interest rate  on all sums accruing interest at the LIBOR Rate under  this

Note  shall change on the first day of each  month, based on  the

LIBOR Rate as of the last day of the immediately preceding month.

All  interest  payable  under the terms of  this  Note  shall  be calculated  on the basis of a 360-day year and the actual  number of days elapsed.

     2.    Payments  and  Maturity.  The  unpaid  Principal  Sum,

together  with  interest thereon at the rate  or  rates  provided above, shall be payable as follows:

          (a)   The unpaid Principal Sum shall be due and payable

in  monthly installments of principal in the amount of $70,833.33 each,  plus  accrued and unpaid interest, commencing October  31,

1997 and on the last day of each month thereafter to maturity;

          (b)   Unless  sooner  paid, the unpaid  Principal  Sum,

together with interest accrued and unpaid thereon, shall  be  due and payable in full on September 9, 2002.

     3.    Default Interest.  Upon the occurrence of an Event  of

Default (as hereinafter defined), the unpaid Principal Sum  shall bear interest thereafter at a rate two percent (2%) per annum  in excess  of  the then current rate or rates of interest  hereunder until such Event of Default is cured.

     4.    Late Charges.  If the Borrowers shall fail to make any

payment  under  the terms of this Note within fifteen  (15)  days after  the date such payment is due, the Borrowers shall  pay  to the Lender on demand a late charge equal to five percent (5%)  of such payment.

     5.    Application and Place of Payments.  All payments, made

on  account of this Note shall be applied first to the payment of any  late  charge then due hereunder, second to  the  payment  of

accrued   and  unpaid  interest  then  due  hereunder,  and   the

remainder, if any, shall be applied to the unpaid Principal  Sum,

with  application  first made to all principal installments  then due  hereunder, next to the outstanding principal balance due and owing at maturity and thereafter to the principal payments due in the  inverse order of maturities.  Notwithstanding any  provision contained  herein  to the contrary, any portion  of  a  permitted partial  prepayment applied to the unpaid Principal Sum shall  be applied first to the outstanding principal balance due and  owing at  maturity and thereafter to the principal payments due in  the inverse  order  of maturities.  All payments on account  of  this

Note  shall  be  paid  in lawful money of the  United  States  of

America  in  immediately available funds during regular  business hours of the Lender at its principal office in Bethesda, Maryland or  at such other times and places as the Lender may at any  time and from time to time designate in writing to the Borrowers.  The

Lender is authorized to deduct any payment (including payments of principal  and/or interest as above provided) from the Borrowers'

Account Number _____________ on or after the date the payment  is due;  provided,  however, that such authorization  shall  not  be deemed  to  relieve  the Borrowers from their joint  and  several obligation to make such payment when it is due.

     6.    Financing  Agreement  and Other  Financing  Documents.

This  Note is one of the "Facility 2 Term Notes" described  in  a

Financing and Security Agreement dated September 10, 1997 by  and among the Borrowers, Conceptronic, Inc. ("Conceptronic") and  the

Lender (as amended, modified, restated, substituted, extended and renewed  at  any  time  and  from time to  time,  the  "Financing

Agreement").  The indebtedness evidenced by this Note is included within  the meaning of the term "Obligations" as defined  in  the

Financing Agreement.  The term "Financing Documents" as  used  in this Note shall mean collectively this Note, the Facility 1 Note,

the  Facility 2 Note, the Facility 3 Note, the Facility  4  Note,

the  Financing Agreement and any other instrument, agreement,  or document  previously, simultaneously, or hereafter  executed  and delivered by the Borrowers, Conceptronic and/or any other person,

singularly   or  jointly  with  any  other  person,   evidencing,

securing, guaranteeing, or in connection with the Principal  Sum,

this Note, the Facility 1 Note, the Facility 2 Note, the Facility

3 Note, the Facility 4 Note  and/or the Financing Agreement.  All

capitalized  terms  used herein and not otherwise  defined  shall have the meanings given to such terms in the Financing Agreement.

     7.    Prepayment.     The Borrowers may prepay the Principal

Sum  in  whole  or  in part, at any time or from  time  to  time,

without premium or penalty.  Any prepayment, in whole or in part,

will  not  affect the Borrowers' joint and several obligation  to continue making payment in connection with any swap agreement (as defined  in 11 U.S.C. 101), which will remain in full  force  and effect notwithstanding that prepayment.

     8.    Security.   This Note is secured as  provided  in  the

Financing Agreement.

     9.    Events of Default.  The occurrence of any one or  more

of  the  following  events shall constitute an event  of  default

(individually,  an  "Event  of  Default"  and  collectively,  the

"Events of Default") under the terms of this Note:

          (a)   The failure of the Borrowers to pay to the Lender

when  due,  after all applicable grace periods, if any,  and  all amounts payable by the Borrowers to the Lender under the terms of this Note; or

          (b)   The occurrence of an event of default (as defined

therein)  under  the terms and conditions of  any  of  the  other

Financing Documents.

     10.   Remedies.  Upon the occurrence of an Event of Default,

at the option of the Lender, all amounts payable by the Borrowers to  the  Lender  under the terms of this Note  shall  immediately become  due  and  payable by the Borrowers to the Lender  without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under  the terms of this Note, any of the other Financing Documents and  all

applicable  laws.   The Borrowers and all endorsers,  guarantors,

and  other  parties who may now or in the future be primarily  or secondarily liable for the payment of the indebtedness  evidenced by  this  Note  hereby severally waive presentment,  protest  and demand,  notice of protest, notice of demand and of dishonor  and non-payment  of this Note and expressly agree that this  Note  or any  payment hereunder may be extended from time to time  without in  any  way affecting the liability of the Borrowers, guarantors and endorsers.

       Until  such time as the Lender is not committed to  extend further  credit  to  the  Borrowers and all  Obligations  of  the

Borrowers  to the Lender have been indefeasibly paid in  full  in cash, and subject to and not in limitation of the provisions  set forth  in the next following paragraph below, the Borrowers shall not  have any right of subrogation (whether contractual,  arising

under  the  Bankruptcy  Code  or  otherwise),  reimbursement   or

contribution from any of the Borrowers or any guarantor, nor  any right  of  recourse  to its security for any  of  the  debts  and obligations of any of the Borrowers which are the subject of this

Note.   Except as otherwise expressly permitted by the  Financing

Agreement,  any and all present and future debts and  obligations of  any  of the  Borrowers to either of the Borrowers are  hereby subordinated to the full payment and performance of  all  present and  future debts and obligations to the Lender under  this  Note

and   the   Financing  Agreement  and  the  Financing  Documents,

provided,  however, notwithstanding anything set  forth  in  this

Note  to  the  contrary,  prior to the occurrence  of  a  payment

Default,  the  Borrowers shall be permitted to make  payments  on account  of  any of such present and future debts and obligations from time to time in accordance with the terms thereof.

     The Borrowers further agree that, if any payment made by any of  the Borrowers or any other person is applied to this Note and is  at  any  time  annulled, set aside,  rescinded,  invalidated,

declared  to be fraudulent or preferential or otherwise  required to  be  refunded  or  repaid, or the  proceeds  of  any  property hereafter  securing this Note is required to be returned  by  the

Lender to any of the Borrowers, its estate, trustee, receiver  or any  other  party, including, without limitation, such  Borrower,

under  any  bankruptcy law, state or federal law, common  law  or

equitable  cause,  then,  to  the  extent  of  such  payment   or

repayment,  such Borrower's liability hereunder  (and  any  lien,

security  interest or other collateral securing  such  liability)

shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto any such  lien,

security  interest  or other collateral hereafter  securing  such

Borrower's  liability  hereunder  shall  have  been  released  or terminated by virtue of such cancellation or surrender, this Note

(and  such lien, security interest or other collateral) shall  be reinstated  in full force and effect, and such prior cancellation or  surrender shall not diminish, release, discharge,  impair  or otherwise  affect the obligations of such Borrower in respect  of the  amount  of such payment (or any lien, security  interest  or other collateral securing such obligation).

     The  JOINT  AND SEVERAL obligations of each of the Borrowers under  this Note shall be absolute, irrevocable and unconditional and  shall  remain in full force and effect until the outstanding principal  of and interest on this Note and all other Obligations or  amounts  due hereunder and under the Financing Agreement  and the Financing Documents shall have been indefeasibly paid in full in  cash in accordance with the terms thereof and this Note shall have been canceled.

     11.    Expenses.   The  Borrowers,  jointly  and  severally,

promise  to pay to the Lender on demand by the Lender  all  costs and  expenses  incurred  by the Lender  in  connection  with  the collection  and  enforcement  of this  Note,  including,  without limitation, reasonable attorneys' fees and expenses and all court costs.

     12.  Notices.  Any notice, request, or demand to or upon the

Borrowers  or  the Lender shall be deemed to have  been  properly given or made when delivered in accordance with Section 11.01  of the Financing Agreement.

     13.   Miscellaneous.  Each right, power, and remedy  of  the

Lender as provided for in this Note or any of the other Financing

Documents, or now or hereafter existing under any applicable  law or  otherwise shall be cumulative and concurrent and shall be  in addition to every other right, power, or remedy provided  for  in this  Note  or  any of the other Financing Documents  or  now  or hereafter existing under any applicable law, and the exercise  or beginning  of the exercise by the Lender of any one  or  more  of

such   rights,  powers,  or  remedies  shall  not  preclude   the

simultaneous or later exercise by the Lender of any or  all  such other  rights, powers, or remedies.  No failure or delay  by  the

Lender  to  insist  upon  the strict  performance  of  any  term,

condition,  covenant, or agreement of this Note  or  any  of  the other  Financing Documents, or to exercise any right,  power,  or remedy  consequent  upon  a breach thereof,  shall  constitute  a waiver of any such term, condition, covenant, or agreement or  of any  such breach, or preclude the Lender from exercising any such right,  power, or remedy at a later time or times.  By  accepting payment after the due date of any amount payable under the  terms of  this Note, the Lender shall not be deemed to waive the  right either  to  require prompt payment when due of all other  amounts payable  under the terms of this Note or to declare an  Event  of

Default for the failure to effect such prompt payment of any such other amount.  No course of dealing or conduct shall be effective to  amend,  modify, waive, release, or change any  provisions  of this Note.

     14.  Partial Invalidity.  In the event any provision of this

Note  (or  any  part  of any provision) is held  by  a  court  of competent  jurisdiction to be invalid, illegal, or  unenforceable in  any respect, such invalidity, illegality, or unenforceability shall  not affect any other provision (or remaining part  of  the affected  provision)  of  this  Note;  but  this  Note  shall  be construed as if such invalid, illegal, or unenforceable provision

(or  part thereof) had not been contained in this Note, but  only to the extent it is invalid, illegal, or unenforceable.

     15.   Captions.   The  captions herein  set  forth  are  for

convenience  only  and shall not be deemed to define,  limit,  or describe the scope or intent of this Note.

     16.  Applicable Law.  Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the  State of  Maryland, even though for the convenience and at the  request of the Borrowers, this Note may be executed elsewhere.

     17.    ARBITRATION.   ANY CONTROVERSY OR  CLAIM  BETWEEN  OR

AMONG  THE  PARTIES  HERETO INCLUDING BUT NOT  LIMITED  TO  THOSE

ARISING  OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS,  AGREEMENTS

OR  DOCUMENTS,  INCLUDING ANY CLAIM BASED ON OR ARISING  FROM  AN

ALLEGED  TORT,  SHALL  BE  DETERMINED BY BINDING  ARBITRATION  IN

ACCORDANCE  WITH THE FEDERAL ARBITRATION ACT (OR  IF  NOT  APPLIC

ABLE,  THE  APPLICABLE  STATE LAW), THE  RULES  OF  PRACTICE  AND

PROCEDURE  FOR  ARBITRATION OF COMMERCIAL DISPUTES OF  ENDISPUTE,

INC.,  D/B/A  J.A.M.S./ENDISPUTE ("J.A.M.S.")  AND  THE  "SPECIAL

RULES"  SET  FORTH BELOW.  IN THE EVENT OF AN INCONSISTENCY,  THE

SPECIAL RULES SHALL CONTROL.  JUDGMENT UPON ANY ARBITRATION AWARD

MAY  BE  ENTERED IN ANY COURT HAVING JURISDICTION.  ANY PARTY  TO

THIS  INSTRUMENT,  AGREEMENT OR DOCUMENT MAY  BRING  ANY  ACTION,

INCLUDING   A   SUMMARY  OR  EXPEDITED  PROCEEDING,   TO   COMPEL

ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT,

AGREEMENT  OR  DOCUMENT RELATES IN ANY COURT HAVING  JURISDICTION

OVER SUCH ACTION.

          (A)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED

IN  MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S.  WHO

WILL  APPOINT  AN ARBITRATOR.  IF J.A.M.S. IS UNABLE  OR  LEGALLY

PRECLUDED  FROM ADMINISTERING THE ARBITRATION, THEN THE  AMERICAN

ARBITRATION  ASSOCIATION  WILL SERVE.  ALL  ARBITRATION  HEARINGS

WILL  BE  COMMENCED  WITHIN NINETY (90) DAYS OF  THE  DEMAND  FOR

ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON  A  SHOWING

OF  CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH  HEARING

FOR AN ADDITIONAL SIXTY (60) DAYS.

          (B)    RESERVATION   OF  RIGHTS.    NOTHING   IN   THIS

INSTRUMENT,  NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY

OF  ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND

ANY  WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER  BY  THE

LENDER  OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. 91  OR  ANY

SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE  RIGHT  OF

THE  LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT  NOT

LIMITED  TO)  SETOFF,  OR (B) TO FORECLOSE AGAINST  ANY  REAL  OR

PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI

SIONAL  OR  ANCILLARY  REMEDIES SUCH  AS  (BUT  NOT  LIMITED  TO)

INJUNCTIVE  RELIEF, WRIT OF POSSESSION OR THE  APPOINTMENT  OF  A

RECEIVER.   THE  LENDER  MAY  EXERCISE  SUCH  SELF  HELP  RIGHTS,

FORECLOSE  UPON  SUCH  PROPERTY, OR OBTAIN  SUCH  PROVISIONAL  OR

ANCILLARY  REMEDIES BEFORE, DURING OR AFTER THE PENDENCY  OF  ANY

ARBITRATION  PROCEEDING BROUGHT PURSUANT TO THIS  NOTE.   NEITHER

THE  EXERCISE  OF  SELF  HELP REMEDIES  NOR  THE  INSTITUTION  OR

MAINTENANCE  OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL  OR

ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF  ANY

PARTY,  INCLUDING THE CLAIMANT IN SUCH ACTION, TO  ARBITRATE  THE

MERITS  OF  THE CONTROVERSY OR CLAIM OCCASIONING RESORT  TO  SUCH

REMEDIES.

     18.    Consent  to  Jurisdiction.   Each  of  the  Borrowers

irrevocably submits to the jurisdiction of any state  or  federal court sitting in the State of Maryland over any suit, action,  or proceeding arising out of or relating to this Note.  Each of  the

Borrowers irrevocably waives, to the fullest extent permitted  by law,  any  objection  that it may now or hereafter  have  to  the laying  of venue of any such suit, action, or proceeding  brought in  any  such court and any claim that any such suit, action,  or proceeding  brought  in any such court has  been  brought  in  an inconvenient forum.  Final judgment in any such suit, action,  or proceeding  brought  in any such court shall  be  conclusive  and binding  upon the Borrowers and may be enforced in any  court  in which  the  Borrowers are subject to jurisdiction by a suit  upon such  judgment provided that service of process is effected  upon the  Borrowers as provided in this Note or as otherwise permitted by applicable law.

     19.   WAIVER OF TRIAL BY JURY.  EACH OF THE BORROWERS HEREBY

WAIVES  TRIAL  BY JURY IN ANY ACTION OR PROCEEDING TO  WHICH  THE

BORROWERS,  OR  EITHER OF THEM, AND THE LENDER  MAY  BE  PARTIES,

ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE  OR  (B)

THE  FINANCING DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT  THIS

WAIVER  CONSTITUTES  A  WAIVER OF TRIAL BY  JURY  OF  ALL  CLAIMS

AGAINST  ALL  PARTIES  TO SUCH ACTIONS OR PROCEEDINGS,  INCLUDING

CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE  BY

THE  BORROWERS,  AND  THE  BORROWERS  HEREBY  REPRESENT  THAT  NO

REPRESENTATIONS  OF  FACT  OR  OPINION  HAVE  BEEN  MADE  BY  ANY

INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR  TO  IN  ANY

WAY   MODIFY  OR  NULLIFY  ITS  EFFECT.   THE  BORROWERS  FURTHER

REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF  THIS

NOTE  AND  IN  THE  MAKING OF THIS WAIVER  BY  INDEPENDENT  LEGAL

COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE  HAD

THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     IN  WITNESS WHEREOF, the Borrowers have caused this Note  to be  executed under seal by their duly authorized officers  as  of the date first written above.

WITNESS/ATTEST:                         ARGUSS HOLDINGS, INC.



______________________________
By:______________________________(SEAL)
                                         Arthur F. Trudel
                                         Chief Financial Officer

WITNESS/ATTEST:                          WHITE  MOUNTAIN  CONSTRUCTION
CABLE CORP.


______________________________
By:______________________________(SEAL)
                                         Name:
                                         Title:
                      AMENDED AND RESTATED
                     REVOLVING PROMISSORY NOTE

$4,000,000.00                                 Rockville, Maryland
                                                  October 6, 1997

     FOR  VALUE  RECEIVED, ARGUSS HOLDINGS,  INC.  a  corporation organized under the laws of the State of Delaware ("Arguss")  and

WHITE  MOUNTAIN CABLE CONSTRUCTION CORP., a corporation organized under  the  laws  of  the  State of Delaware  ("White  Mountain";

collectively, the "Borrowers" and each a "Borrower"), jointly and severally,  promise to pay to the order of NATIONSBANK,  N.A.,  a national  banking  association, its successors and  assigns  (the

"Lender"),  the principal sum of FOUR MILLION AND NO/100  DOLLARS

($4,000,000.00) (the "Principal Sum"), or so much thereof as  has been  or may be advanced and readvanced to or for the account  of the  Borrowers  pursuant  to  the terms  and  conditions  of  the

Financing  Agreement  (as  hereinafter  defined),  together  with interest  thereon at the rate or rates hereinafter  provided,  in accordance with the following:

     1.    Interest.   Commencing  as  of  the  date  hereof  and

continuing until repayment in full of all sums due hereunder, all amounts  outstanding hereunder shall bear interest at  the  LIBOR

Rate  (as  hereinafter defined), plus one hundred and sixty  five basis  points (1.65%) rounded upwards to the nearest basis point.

For  purposes  hereof, the "LIBOR Rate" shall mean a  fluctuating rate  equal to the daily London Interbank Offered Rate for thirty

(30) day U.S. Dollar deposits as quoted by the Lender as of 11:00

A.M.  (Washington, D.C., time), which rate shall be adjusted  for any  Federal Reserve Board reserve requirements imposed upon  the

Lender  from time to time (the "LIBOR Rate").  The interest  rate on  all sums accruing interest at the LIBOR Rate under this  Note shall  change on the first day of each month, based on the  LIBOR

Rate  as  in effect on the last day of the immediately  preceding

month.   All interest payable under the terms of this Note  shall

be  calculated  on  the basis of a 360-day year  and  the  actual number of days elapsed.

     2.    Payments  and  Maturity.  The  unpaid  Principal  Sum,

together  with  interest thereon at the rate  or  rates  provided above, shall be payable as follows:

          (a)  Interest only on the unpaid Principal Sum shall be

due  and payable monthly, commencing October 31, 1997, and on the last day of each month thereafter to maturity; and

          (b)   Unless  sooner  paid, the unpaid  Principal  Sum,

together with interest accrued and unpaid thereon, shall  be  due and payable in full on May 31, 1998.

     The  fact that the balance hereunder may be reduced to  zero from  time to time pursuant to the Financing Agreement  will  not affect  the  continuing validity of this Note  or  the  Financing

Agreement, and the balance may be increased to the Principal  Sum after any such reduction to zero.

     3.    Default Interest.  Upon the occurrence of an Event  of

Default (as hereinafter defined), the unpaid Principal Sum  shall bear interest thereafter at a rate two percent (2%) per annum  in excess  of  the then current rate or rates of interest  hereunder until such Event of Default is cured.

     4.    Late Charges.  If the Borrowers shall fail to make any

payment  under  the terms of this Note within fifteen  (15)  days after  the date such payment is due, the Borrowers shall  pay  to the Lender on demand a late charge equal to five percent (5%)  of such payment.

     5.    Application and Place of Payments.  All payments, made

on  account of this Note shall be applied first to the payment of any  late  charge then due hereunder, second to  the  payment  of

accrued   and  unpaid  interest  then  due  hereunder,  and   the

remainder, if any, shall be applied to the unpaid Principal  Sum.

All  payments  on account of this Note shall be  paid  in  lawful money  of  the United States of America in immediately  available funds  during  regular  business  hours  of  the  Lender  at  its principal office in Bethesda, Maryland or at such other times and places  as  the  Lender may at any time and  from  time  to  time designate  in writing to the Borrowers.  The Lender is authorized to  deduct  any  payment (including payments of principal  and/or interest  as  above provided) from the Borrowers' Account  Number

______________ on or after the date the payment is due; provided,

however,  that such authorization shall not be deemed to  relieve the  Borrowers  from their joint and several obligation  to  make such payment when it is due.

     6.     Prepayment.  The Borrowers may prepay  the  Principal

Sum  in  whole  or  in part, at any time or from  time  to  time,

without premium or penalty.  Any prepayment, in whole or in part,

will  not  affect the Borrowers' joint and several obligation  to continue making payment in connection with any swap agreement (as defined  in 11 U.S.C. 101), which will remain in full  force  and effect notwithstanding that prepayment.

     7.    Financing  Agreement  and Other  Financing  Documents.

This  Note is the "Facility 3 Note" described in a Financing  and

Security Agreement dated September 11, 1997 by and among  Arguss,

White  Mountain,  Conceptronic,  Inc.  ("Conceptronic")  and  the

Lender,  which Financing and Security Agreement is being  amended by  that  certain  First  Amendment  to  Financing  and  Security

Agreement  of  even  date herewith by and  among  the  Borrowers,

Conceptronic    and  the  Lender  (the  Financing  and   Security

Agreement, as amended, modified, restated, substituted,  extended and  renewed  at  any time and from time to time, is  hereinafter called the "Financing Agreement"). The indebtedness evidenced  by

this   Note   is  included  within  the  meaning  of   the   term

"Obligations" as defined in the Financing Agreement.   This  Note

increases,  amends  and  restates in its  entirety  that  certain

Revolving  Promissory Note dated September  11,  1997,  from  the

Borrowers in favor of the Lender, in the maximum principal amount

of   Three  Million  and  No/100  Dollars  ($3,000,000.00)   (the

"Original Note").    It is expressly agreed that the indebtedness

evidenced  by  the  Original Note has not  been  extinguished  or discharged by this Note. The term "Financing Documents"  as  used in  this  Note shall mean collectively this Note, the Facility  1

Note,  the  Facility  2  Note, the Facility  2  Term  Notes,  the

Facility   4  Note,  the  Financing  Agreement  and   any   other

instrument, agreement, or document previously, simultaneously, or hereafter  executed and delivered by the Borrowers,  Conceptronic and/or  any  other person, singularly or jointly with  any  other person, evidencing, securing, guaranteeing, or in connection with the Principal Sum, this Note, the Facility 1 Note, the Facility 2

Note, the Facility 2 Term Notes, the Facility 4 Note  and/or  the

Financing Agreement.  All capitalized terms used herein  and  not otherwise defined shall have the meanings given to such terms  in the Financing Agreement.

     8.    Security.   This Note is secured as  provided  in  the

Financing Agreement.

     9.    Events of Default.  The occurrence of any one or  more

of  the  following  events shall constitute an event  of  default

(individually,  an  "Event  of  Default"  and  collectively,  the

"Events of Default") under the terms of this Note:

          (a)   The failure of the Borrowers to pay to the Lender

when  due,  after all applicable grace periods, if any,  and  all amounts payable by the Borrowers to the Lender under the terms of this Note; or

          (b)   The occurrence of an event of default (as defined

therein)  under  the terms and conditions of  any  of  the  other

Financing Documents.

     10.   Remedies.  Upon the occurrence of an Event of Default,

at the option of the Lender, all amounts payable by the Borrowers to  the  Lender  under the terms of this Note  shall  immediately become  due  and  payable by the Borrowers to the Lender  without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under  the terms of this Note, any of the other Financing Documents and  all

applicable  laws.   The Borrowers and all endorsers,  guarantors,

and  other  parties who may now or in the future be primarily  or secondarily liable for the payment of the indebtedness  evidenced by  this  Note  hereby severally waive presentment,  protest  and demand,  notice of protest, notice of demand and of dishonor  and non-payment  of this Note and expressly agree that this  Note  or any  payment hereunder may be extended from time to time  without in  any  way affecting the liability of the Borrowers, guarantors and endorsers.

       Until  such time as the Lender is not committed to  extend further  credit  to  the  Borrowers and all  Obligations  of  the

Borrowers  to the Lender have been indefeasibly paid in  full  in cash, and subject to and not in limitation of the provisions  set forth  in  the  next  following  paragraph  below,  none  of  the

Borrowers   shall   have   any  right  of  subrogation   (whether

contractual,  arising under the Bankruptcy  Code  or  otherwise),

reimbursement  or contribution from any of the Borrowers  or  any guarantor, nor any right of recourse to its security for  any  of the  debts and obligations of any of the Borrowers which are  the subject of this Note.  Except as otherwise expressly permitted by the Financing Agreement, any and all present and future debts and obligations  of any of the Borrowers to either of  the  Borrowers are  hereby  subordinated to the full payment and performance  of all  present and future debts and obligations to the Lender under

this   Note   and  the  Financing  Agreement  and  the  Financing

Documents, provided, however, notwithstanding anything set  forth in  this  Note  to  the contrary, prior to the  occurrence  of  a payment  Default,  the  Borrowers  shall  be  permitted  to  make payments  on account of any of such present and future debts  and obligations  from  time  to  time in accordance  with  the  terms thereof.

     Each  of  the  Borrowers further agree that, if any  payment made by either of the Borrowers or any other person is applied to this  Note  and  is  at any time annulled, set aside,  rescinded,

invalidated,  declared  to  be  fraudulent  or  preferential   or

otherwise  required to be refunded or repaid, or the proceeds  of any  property  hereafter securing this Note  is  required  to  be returned  by  the Lender to either of the Borrowers, its  estate,

trustee,   receiver  or  any  other  party,  including,   without

limitation,  such Borrower, under any bankruptcy  law,  state  or federal  law, common law or equitable cause, then, to the  extent of such payment or repayment, such Borrower's liability hereunder

(and  any  lien,  security interest or other collateral  securing such liability) shall be and remain in full force and effect,  as fully  as  if  such  payment had never been made,  or,  if  prior thereto  any  such  lien, security interest or  other  collateral hereafter securing such Borrower's liability hereunder shall have been  released  or terminated by virtue of such  cancellation  or surrender, this Note (and such lien, security interest  or  other collateral)  shall be reinstated in full force  and  effect,  and such prior cancellation or surrender shall not diminish, release,

discharge,  impair  or otherwise affect the obligations  of  such

Borrower  in respect of the amount of such payment (or any  lien,

security interest or other collateral securing such obligation).

     The  JOINT  AND SEVERAL obligations of each of the Borrowers under  this Note shall be absolute, irrevocable and unconditional and  shall  remain in full force and effect until the outstanding principal  of and interest on this Note and all other Obligations or  amounts  due hereunder and under the Financing Agreement  and the Financing Documents shall have been indefeasibly paid in full in  cash in accordance with the terms thereof and this Note shall have been canceled.

     11.    Expenses.   The  Borrowers,  jointly  and  severally,

promise  to pay to the Lender on demand by the Lender  all  costs and  expenses  incurred  by the Lender  in  connection  with  the collection  and  enforcement  of this  Note,  including,  without limitation, reasonable attorneys' fees and expenses and all court costs.

     12.  Notices.  Any notice, request, or demand to or upon the

Borrowers  or  the Lender shall be deemed to have  been  properly given or made when delivered in accordance with Section 11.01  of the Financing Agreement.

     13.   Miscellaneous.  Each right, power, and remedy  of  the

Lender as provided for in this Note or any of the other Financing

Documents, or now or hereafter existing under any applicable  law or  otherwise shall be cumulative and concurrent and shall be  in addition to every other right, power, or remedy provided  for  in this  Note  or  any of the other Financing Documents  or  now  or hereafter existing under any applicable law, and the exercise  or beginning  of the exercise by the Lender of any one  or  more  of

such   rights,  powers,  or  remedies  shall  not  preclude   the

simultaneous or later exercise by the Lender of any or  all  such other  rights, powers, or remedies.  No failure or delay  by  the

Lender  to  insist  upon  the strict  performance  of  any  term,

condition,  covenant, or agreement of this Note  or  any  of  the other  Financing Documents, or to exercise any right,  power,  or remedy  consequent  upon  a breach thereof,  shall  constitute  a waiver of any such term, condition, covenant, or agreement or  of any  such breach, or preclude the Lender from exercising any such right,  power, or remedy at a later time or times.  By  accepting payment after the due date of any amount payable under the  terms of  this Note, the Lender shall not be deemed to waive the  right either  to  require prompt payment when due of all other  amounts payable  under the terms of this Note or to declare an  Event  of

Default for the failure to effect such prompt payment of any such other amount.  No course of dealing or conduct shall be effective to  amend,  modify, waive, release, or change any  provisions  of this Note.

     14.  Partial Invalidity.  In the event any provision of this

Note  (or  any  part  of any provision) is held  by  a  court  of competent  jurisdiction to be invalid, illegal, or  unenforceable in  any respect, such invalidity, illegality, or unenforceability shall  not affect any other provision (or remaining part  of  the affected  provision)  of  this  Note;  but  this  Note  shall  be construed as if such invalid, illegal, or unenforceable provision

(or  part thereof) had not been contained in this Note, but  only to the extent it is invalid, illegal, or unenforceable.

     15.   Captions.   The  captions herein  set  forth  are  for

convenience  only  and shall not be deemed to define,  limit,  or describe the scope or intent of this Note.

     16.  Applicable Law.  Each of the Borrowers acknowledges and agrees that this Note shall be governed by the laws of the  State of  Maryland, even though for the convenience and at the  request of the Borrowers, this Note may be executed elsewhere.

     17.    ARBITRATION.   ANY CONTROVERSY OR  CLAIM  BETWEEN  OR

AMONG  THE  PARTIES  HERETO INCLUDING BUT NOT  LIMITED  TO  THOSE

ARISING  OUT OF THIS NOTE OR ANY RELATED INSTRUMENTS,  AGREEMENTS

OR  DOCUMENTS,  INCLUDING ANY CLAIM BASED ON OR ARISING  FROM  AN

ALLEGED  TORT,  SHALL  BE  DETERMINED BY BINDING  ARBITRATION  IN

ACCORDANCE  WITH THE FEDERAL ARBITRATION ACT (OR  IF  NOT  APPLIC

ABLE,  THE  APPLICABLE  STATE LAW), THE  RULES  OF  PRACTICE  AND

PROCEDURE  FOR  ARBITRATION OF COMMERCIAL DISPUTES OF  ENDISPUTE,

INC.,  D/B/A  J.A.M.S./ENDISPUTE ("J.A.M.S.")  AND  THE  "SPECIAL

RULES"  SET  FORTH BELOW.  IN THE EVENT OF AN INCONSISTENCY,  THE

SPECIAL RULES SHALL CONTROL.  JUDGMENT UPON ANY ARBITRATION AWARD

MAY  BE  ENTERED IN ANY COURT HAVING JURISDICTION.  ANY PARTY  TO

THIS  INSTRUMENT,  AGREEMENT OR DOCUMENT MAY  BRING  ANY  ACTION,

INCLUDING   A   SUMMARY  OR  EXPEDITED  PROCEEDING,   TO   COMPEL

ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS INSTRUMENT,

AGREEMENT  OR  DOCUMENT RELATES IN ANY COURT HAVING  JURISDICTION

OVER SUCH ACTION.

          (A)  SPECIAL RULES.  THE ARBITRATION SHALL BE CONDUCTED

IN  MONTGOMERY COUNTY, MARYLAND AND ADMINISTERED BY J.A.M.S.  WHO

WILL  APPOINT  AN ARBITRATOR.  IF J.A.M.S. IS UNABLE  OR  LEGALLY

PRECLUDED  FROM ADMINISTERING THE ARBITRATION, THEN THE  AMERICAN

ARBITRATION  ASSOCIATION  WILL SERVE.  ALL  ARBITRATION  HEARINGS

WILL  BE  COMMENCED  WITHIN NINETY (90) DAYS OF  THE  DEMAND  FOR

ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON  A  SHOWING

OF  CAUSE, BE PERMITTED TO EXTEND THE COMMENCING OF SUCH  HEARING

FOR AN ADDITIONAL SIXTY (60) DAYS.

          (B)    RESERVATION   OF  RIGHTS.    NOTHING   IN   THIS

INSTRUMENT,  NOTE SHALL BE DEEMED TO: (I) LIMIT THE APPLICABILITY

OF  ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND

ANY  WAIVERS CONTAINED IN THIS NOTE; OR (II) BE A WAIVER  BY  THE

LENDER  OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. 91  OR  ANY

SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE  RIGHT  OF

THE  LENDER: (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT  NOT

LIMITED  TO)  SETOFF,  OR (B) TO FORECLOSE AGAINST  ANY  REAL  OR

PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVI

SIONAL  OR  ANCILLARY  REMEDIES SUCH  AS  (BUT  NOT  LIMITED  TO)

INJUNCTIVE  RELIEF, WRIT OF POSSESSION OR THE  APPOINTMENT  OF  A

RECEIVER.   THE  LENDER  MAY  EXERCISE  SUCH  SELF  HELP  RIGHTS,

FORECLOSE  UPON  SUCH  PROPERTY, OR OBTAIN  SUCH  PROVISIONAL  OR

ANCILLARY  REMEDIES BEFORE, DURING OR AFTER THE PENDENCY  OF  ANY

ARBITRATION  PROCEEDING BROUGHT PURSUANT TO THIS  NOTE.   NEITHER

THE  EXERCISE  OF  SELF  HELP REMEDIES  NOR  THE  INSTITUTION  OR

MAINTENANCE  OF ANY ACTION FOR FORECLOSURE OR FOR PROVISIONAL  OR

ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF  ANY

PARTY,  INCLUDING THE CLAIMANT IN SUCH ACTION, TO  ARBITRATE  THE

MERITS  OF  THE CONTROVERSY OR CLAIM OCCASIONING RESORT  TO  SUCH

REMEDIES.

     18.    Consent  to  Jurisdiction.   Each  of  the  Borrowers

irrevocably submits to the jurisdiction of any state  or  federal court sitting in the State of Maryland over any suit, action,  or proceeding arising out of or relating to this Note.  Each of  the

Borrowers irrevocably waives, to the fullest extent permitted  by law,  any  objection  that it may now or hereafter  have  to  the laying  of venue of any such suit, action, or proceeding  brought in  any  such court and any claim that any such suit, action,  or proceeding  brought  in any such court has  been  brought  in  an inconvenient forum.  Final judgment in any such suit, action,  or proceeding  brought  in any such court shall  be  conclusive  and binding  upon the Borrowers and may be enforced in any  court  in which  the  Borrowers are subject to jurisdiction by a suit  upon such  judgment provided that service of process is effected  upon the  Borrowers as provided in this Note or as otherwise permitted by applicable law.

     19.   WAIVER OF TRIAL BY JURY.  EACH OF THE BORROWERS HEREBY

WAIVES  TRIAL  BY JURY IN ANY ACTION OR PROCEEDING TO  WHICH  THE

BORROWERS,  OR  EITHER OF THEM, AND THE LENDER  MAY  BE  PARTIES,

ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE  OR  (B)

THE  FINANCING DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT  THIS

WAIVER  CONSTITUTES  A  WAIVER OF TRIAL BY  JURY  OF  ALL  CLAIMS

AGAINST  ALL  PARTIES  TO SUCH ACTIONS OR PROCEEDINGS,  INCLUDING

CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

     THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE  BY

THE  BORROWERS,  AND  THE  BORROWERS  HEREBY  REPRESENT  THAT  NO

REPRESENTATIONS  OF  FACT  OR  OPINION  HAVE  BEEN  MADE  BY  ANY

INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR  TO  IN  ANY

WAY   MODIFY  OR  NULLIFY  ITS  EFFECT.   THE  BORROWERS  FURTHER

REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF  THIS

NOTE  AND  IN  THE  MAKING OF THIS WAIVER  BY  INDEPENDENT  LEGAL

COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THAT THEY HAVE  HAD

THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

     IN  WITNESS WHEREOF, the Borrowers have caused this Note  to be  executed under seal by their duly authorized officers  as  of the date first written above.

WITNESS/ATTEST:                         ARGUSS HOLDINGS, INC.



______________________________
By:______________________________(SEAL)
                                        Arthur F. Trudel
                                        Chief Financial Officer

WITNESS/ATTEST:                          WHITE  MOUNTAIN  CONSTRUCTION
CABLE CORP.



______________________________
By:______________________________(SEAL)
                                        Arthur F. Trudel
                                        Vice President